                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT
                      (DATED AND EFFECTIVE AUGUST 1, 2003)
                                       TO
                                 LOAN AGREEMENT
                        (THAT WAS EFFECTIVE MAY 1, 2002)
                                 BY AND BETWEEN
                       LASALLE BANK NATIONAL ASSOCIATION,
                                   AS LENDER,
                                       AND
                              CENTENE CORPORATION,
                                   AS BORROWER

         In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, CENTENE CORPORATION, a Delaware corporation (Borrower) and LASALLE BANK NATIONAL ASSOCIATION (Lender) agree as follows:

1. DEFINITIONS; SECTION REFERENCES. The term Original Loan Agreement means the Loan Agreement dated as of May 1, 2002 between Borrower and Lender, as amended by that certain First Amendment thereto dated as of June 30, 2003 and effective as of May 1, 2003. The term this Amendment means this Second Amendment. The term Loan Agreement means the Original Loan Agreement as amended by this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Loan Agreement. Section and Exhibit references are to sections of, and exhibits to, respectively, the Original Loan Agreement unless otherwise specified.

2. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment is effective as of August 1, 2003, but only if the following conditions have been satisfied on or before August 1, 2003:

         2.1.     This Amendment has been executed by Borrower and Lender.

         2.2. That certain Membership Interest Pledge Agreement regarding Borrower's membership interests in Centene Management Company LLC dated as of even date herewith has been executed by Borrower (and original certificates representing 100% of the outstanding membership interests of Centene Management Company LLC, together with membership interest powers duly executed in blank, have been delivered to Lender).

         2.3. Borrower has delivered to Lender certificates of good standing for the following Persons, issued by the Secretary of State of the following states:

                  2.3.1.   Borrower (Delaware and Missouri).

                  2.3.2.   Centene Management Company LLC (Wisconsin).

         2.4. Borrower has delivered to Lender a Certificate of the Secretary of Borrower certifying (i) that the Charter Documents of Borrower and each Subsidiary of Borrower (other than Centene Management Corporation) previously certified to Lender in connection with the execution of the Original Loan Agreement have not been amended, (ii) that resolutions adopted by the Board of Directors of Borrower, as applicable, authorizing the execution, delivery and performance of this Amendment and the documents described herein by Borrower and the performance of this Amendment and the transactions described herein by Borrower are attached to such certificate and remain in full force and effect, and (iii) the names, titles, and true signatures of the incumbent corporate officers who are authorized to sign this Amendment or attest signatures or seals on this Amendment on behalf of Borrower.

         2.5. File-stamped Certificate of Conversion for Centene Management Company LLC, certified by the Wisconsin Secretary of State, and a copy of the Operating Agreement of Centene Management Company LLC, certified by an officer or manager of Centene Management Company LLC.

         2.6. An opinion of Borrower's counsel in form and substance satisfactory to Lender.

3. CONVERSION OF CENTENE MANAGEMENT CORPORATION INTO A LIMITED LIABILITY COMPANY. Lender hereby consents to the conversion of Centene Management Corporation into a Wisconsin limited liability company named Centene Management Company LLC.

4. AMENDMENTS TO ORIGINAL LOAN AGREEMENT. The Original Loan Agreement is hereby amended as follows:

         4.1. COVERED PERSONS. Section 2.3 is amended by deleting the text thereof in its entirety and replacing it with the following: "The words Covered Person, a Covered Person, any Covered Person, each Covered Person and every Covered Person refer to Borrower and each of its Subsidiaries separately, including Centene Management Company LLC, a Wisconsin limited liability company, Centene Corporation of Texas, a Texas corporation, Managed Health Services Insurance Corp., a Wisconsin corporation, Superior HealthPlan, Inc., a Texas corporation, Coordinated Care Corporation Indiana, Inc., an Indiana corporation, Managed Health Services Illinois, Inc., an Illinois corporation, MHS Consulting Corporation, a Wisconsin corporation, MHS Behavioral Health of Texas, Inc., a Texas corporation, Bankers Reserve Life Insurance Company of Wisconsin, a Wisconsin insurance company, University Health Plans, Inc., a New Jersey corporation, Cenphiny, Inc., a Delaware corporation, and Centene Finance Corporation, a Delaware corporation. The words Covered Persons refer to Borrower and its Subsidiaries, including each of the Persons specifically mentioned in the prior sentence, collectively."

5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as of the date hereof that (i) this Amendment and each and every other document and instrument delivered by Borrower in connection with this Amendment (each, an Amendment Document and, collectively, the Amendment Documents) has been duly authorized by its Board of Directors, (ii) no consents are necessary from any third Person for its execution, delivery or performance of the Amendment Documents to which it is a party which have not been obtained and a copy thereof delivered to Lender, (iii) each of the Amendment Documents to which it is a party constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability thereof against it may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity), (iv) all of the representations and warranties contained in Section 12, as amended by this Amendment, are true and correct in all material respects with the same force and effect as if made on and as of the date of this Amendment, except that with respect to the representations and warranties made regarding financial data, such representations and warranties are hereby made with respect to the most recent Financial Statements and other financial data (in the form required by the Original Loan Agreement) delivered by it to Lender, and (v) there exists no Default or Event of Default under the Original Loan Agreement.

6. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Original Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Original Loan Agreement or any of the other Loan Documents or any Existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Lender under the Security Documents. Each reference in the Original Loan Agreement to the Agreement, hereunder, hereof, herein, or words of like import, shall be read as referring to the Original Loan Agreement as amended hereby. Each reference in the other Loan Documents to the Loan Agreement shall be read as referring to the Original Loan Agreement, as amended hereby.

7. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby, the Original Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) it has no defenses to its obligations under the Loan Agreement or any of the other Loan Documents to which it is a party, (iv) the Security Interests of Lender under the Security Documents continue in full force and effect and have the same priority as before this Amendment, and (v) it has no claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

8. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts, each of which shall be deemed an original, but all of which counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

9. COUNTERPART FACSIMILE EXECUTION. This Amendment, or a signature page thereto intended to be attached to a copy of this Amendment, signed and transmitted by facsimile machine or telecopier shall be deemed and treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

10. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.

11. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

12. INCORPORATION BY REFERENCE. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

13. STATUTORY NOTICE - ORAL COMMITMENTS. Nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents or this
Amendment:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH

         MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER ACKNOWLEDGES THAT THERE ARE NO OTHER AGREEMENTS BETWEEN LENDER AND BORROWER, ORAL OR WRITTEN, CONCERNING THE SUBJECT MATTER OF THE LOAN DOCUMENTS, AND THAT ALL PRIOR AGREEMENTS CONCERNING THE SAME SUBJECT MATTER, INCLUDING ANY PROPOSAL, TERM SHEET OR LETTER, ARE MERGED INTO THE LOAN DOCUMENTS AND THEREBY EXTINGUISHED.

                  {remainder of page intentionally left blank}

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by appropriate duly authorized officers as of the date first above written.

                                    BORROWER:

                                    CENTENE CORPORATION

                                    By: /s/ Karey L. Witty
                                       ----------------------------------
                                    Name: Karey L. Witty
                                         --------------------------------
                                    Title: Senior Vice President, CFO and
                                           Treasurer
                                          -------------------------------

                                    LENDER:

                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By: /s/ Ann B. O'Shaughnessy
                                       ----------------------------------
                                    Name: Ann B. O'Shaughnessy
                                         --------------------------------
                                    Title: First Vice President
                                          -------------------------------